Business combinations	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Business combinations
39. Business combinations
Acquisition of the ZEGNA business in South Korea

On January 1, 2024, the Group acquired a 100% interest in Ermenegildo Zegna Korea Co. Ltd, following which the Group began directly operating its ZEGNA business in South Korea and its network of stores.
Details of the purchase consideration, the net assets acquired and goodwill are presented below.

(€ thousands)	At acquisition date
Cash consideration paid	8,970
Deferred consideration	2,540
Total consideration	11,510

The assets and liabilities recognized as a result of the acquisition are as follows:

(€ thousands)	Fair value at acquisition date
Cash and cash equivalents	210
Trade receivables	1,560
Inventories	4,518
Intangible assets and property, plant and equipment	1,014
Other current and non-current assets	109
Trade payables and customer advances	(321)
Employee benefits	(931)
Other current and non-current liabilities	(2,929)
Net identifiable assets acquired	3,230
Goodwill	8,280
Net assets acquired including goodwill	11,510

Goodwill arising from the acquisition of €8,280 thousand is primarily attributable to the expected synergies from combining operations of the acquiree and the acquirer. Acquisition-related costs of €33 thousand were expensed as incurred.

Details of the net cash outflows related to the acquisition are shown below:

(€ thousands)	At acquisition date
Cash consideration paid	(8,970)
Cash and cash equivalents acquired	210
Payment of acquisition-related liabilities	(967)
Net cash outflow - Investing activities	(9,727)

The acquired business contributed revenues of €15,649 thousand and a net loss of €24 thousand to the Group for the period from the date of acquisition (January 1, 2024) until December 31, 2024.
Trade receivables had a gross contractual value of €1,576 thousand and the best estimate at the acquisition date of the contractual cash flows not to be collected is €16 thousand.

Acquisition of Thom Browne business in South Korea
On July 1, 2023, Thom Browne began directly operating its business in South Korea and its network of 17 stores. The business is now wholly owned through Thom Browne Korea Ltd., a newly formed and wholly owned company, and operates in the region with external support from the former franchise partner.
Details of the purchase consideration, the net assets acquired and goodwill are as follows:

(€ thousands)	At acquisition date
Cash consideration paid	7,991
Deferred consideration	18,583
Total consideration	26,574

At the acquisition date, the Group recognized the net present value of the deferred consideration related to the acquisition of the Thom Browne business in South Korea for €18,583 thousand. In 2024, the Group paid a portion of the deferred consideration for €9,580 thousand through a cash payment and the remaining portion is expected to be paid in January and July 2025.
The assets and liabilities recognized as a result of the acquisition are as follows:

(€ thousands)	Fair value at acquisition date
Inventories	1,054
Other current assets	800
Property, plant and equipment	949
Other current liabilities	(123)
Deferred tax liabilities	(72)
Net identifiable assets acquired	2,608
Goodwill	23,966
Net assets acquired including goodwill	26,574

Goodwill arising from the acquisition of €23,966 thousand is primarily attributable to the expected synergies from combining operations of the acquiree and the acquirer. Acquisition-related costs of €263 thousand were expensed.

Details of the net cash outflows related to the acquisition are presented below.

(€ thousands)	At acquisition date
Cash consideration paid	(7,991)
Net cash outflow - Investing activities	(7,991)
The acquired business contributed revenues of €19,668 thousand and a net loss of €1,003 thousand to the Group for the period from the date of acquisition until December 31, 2023.

Acquisition of Tom Ford International (TFI)

On April 28, 2023, the Group completed the TFI Acquisition, through which it acquired TFI, the company that owns and operates the TOM FORD FASHION business, as part of a transaction in which sole ownership of the TOM FORD brand, its trademarks, and other intellectual property rights were acquired by ELC and the Group has become a long-term licensee for all TOM FORD men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products. The Group will be in charge of the end-to-end TOM FORD FASHION business, from collection creation and development to production and merchandising, as well as retail and wholesale distribution. TOM FORD
FASHION, under the Group, operates a network of 64 directly operated TOM FORD FASHION stores globally at December 31, 2024.

Before the completion of the TFI Acquisition, the Group already owned 15% of TFI, through its fully owned subsidiary EZ US Holding Inc., and, through the TFI Acquisition, acquired the remaining 85% equity interest. The transaction implied a value for the acquired 85% stake of TFI at $150 million in cash, on a cash-free and debt-free basis and assuming a normalized working capital. The final purchase price has been subject to customary final confirmation of purchase price adjustments related primarily to indebtedness, trade working capital and transaction expenses, as stipulated in the related agreements. No contingent consideration arrangements were agreed as part of the transaction.

In connection with the TFI Acquisition, the Group entered into a long-term license agreement through TFI with ELC under which the Group will be licensee for all TOM FORD men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products (as further described below).
As a result of the TFI Acquisition, the Group also obtained 100% of Tizeta, for which it previously held a 50% interest and accounted for the investment using the equity method, with the remaining 50% interest owned by TFI and being acquired by the Group through the TFI Acquisition. See Note 17 — Investments accounted for using the equity method for additional information. A financial guarantee provided to TFI in relation to its payment obligations under a bank loan for an amount of $6,875 thousand was closed as part of the transactions contemplated by the TFI Acquisition. No amounts were claimed under the guarantee.

The Group has accounted for the TFI Acquisition using the acquisition method of accounting in accordance with IFRS 3 — Business Combinations (“IFRS 3”), which applies the fair value concepts defined in IFRS 13 — Fair Value Measurement (“IFRS 13”) and requires the Group to recognize the assets acquired and the liabilities assumed at their fair values as of the acquisition date of April 28, 2023 (with certain exceptions). Following the TFI Acquisition, the earnings of the Group reflect the impacts of purchase accounting adjustments, including the amortization and depreciation of certain acquired assets.

Acquisition-related costs amounted to €5,436 thousand and were expensed in the consolidated statement of profit and loss.

Details of the purchase consideration, previously equity interest held and the net assets acquired are presented below.

(€ thousands)	At acquisition date
Cash consideration paid for 85% of TFI	91,619
Fair value of the previously equity interests held	21,505
Settlement of pre-existing intercompany balances	5,949
Total consideration	119,073

(€ thousands)	Fair value at acquisition date
Cash and cash equivalents	109,667
Trade receivables	23,329
Inventories	82,694
Right-of-use assets	160,869
Intangible assets and property, plant and equipment	122,770
Other current and non-current assets	70,014
Other current and non-current liabilities	(176,147)
Current and non-current lease liabilities	(160,869)
Current and non-current borrowings	(29,890)
Trade payables and customer advances	(28,942)
Employee benefits	(3,259)
Deferred tax liabilities	(51,163)
Net identifiable assets acquired	119,073

Intangible assets and property, plant and equipment include the fair value of the license agreement under which the Group has become a long-term licensee for all TOM FORD men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products, amounting to €99,295 thousand and determined through an income approach based on the multi-period excess earnings method, which requires an estimate of future expected cash flows. The estimated useful life of the license agreement is 30 years, which includes the 20 guaranteed years as per the contract plus the automatic renewal period of 10 years which is subject to certain minimum performance conditions that management believes will be satisfied based on the business plan and information currently available.
Details of the net cash outflows related to the acquisition are presented below.

(€ thousands)	At acquisition date
Consideration paid for 85% of TFI	(91,619)
Cash and cash equivalents acquired	109,667
Payment of TFI acquisition-related liabilities	(127,158)
Net cash outflow - Investing activities	(109,110)
TFI contributed revenues of €235,531 thousand and a loss of €14,926 thousand to the Group from the acquisition date until December 31, 2023 (including additional costs as a result of the purchase price accounting). If the acquisition had occurred on January 1, 2023, the consolidated statement of profit and loss for the year ended December 31, 2023 would have included additional revenues of €97 million and an additional loss of €17 million (including transaction costs incurred by TFI prior to the closing of the TFI Acquisition).

Total assets and total revenues of TFI represent approximately 15.7% and approximately 12.4%, respectively, of the related consolidated financial statement amounts at and for the year ended December 31, 2023.
Trade receivables had a gross contractual value of €24,571 thousand and the best estimate at the acquisition date of the contractual cash flows not to be collected is €1,242 thousand.
As part of the license agreement, the Group has become a long-term licensee of ELC for all TOM FORD men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products, by virtue of a long-term licensing and collaboration agreement with ELC for 20 years with an automatic renewal for one further 10 year period subject to certain minimum performance conditions. As part of the license agreement, the Group is required to pay minimum annual guaranteed royalties for the term of the license agreement.
At December 31, 2024, the remaining minimum annual guaranteed royalties covering the first 10-year period of the license agreement were as follows (undiscounted):

At December 31, 2024
(€ millions)(*)
Due within 1 year	19.8
Due in 1 to 5 years	91.3
Due in 5 to 10 years	75.6
Total	186.7
(*) Translated from U.S. Dollars to Euro at the December 31, 2024 end of day exchange rate.
For the remaining term of the license the minimum annual guaranteed royalties to be paid by the Group will be calculated based on a percentage of the net sales of the preceding annual period.
The license agreement also requires the Group to make minimum investments for marketing activities as a percentage of net sales of the licensed products as per customary market practices.